EXHIBIT 10.33(a)

                             GORDON OPTION AGREEMENT

         NEITHER THIS OPTION NOR THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS OPTION HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND THEY MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE ACT, BUT ONLY UPON A EMPLOYEE HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO THE ISSUER, OR OTHER COUNSEL REASONABLY ACCEPTABLE TO THE ISSUER, THAT THE PROPOSED DISPOSITION IS EXEMPT FROM REGISTRATION UNDER THE ACT.

         OPTION AGREEMENT

                  This AGREEMENT (the "Option Agreement") is dated this 8th day of March, 2004 ("Grant Date") by and between Avenue Group, Inc., a Delaware corporation (the "Issuer") and Steven Gordon ("Employee") with respect to the Issuer's grant to Employee of a non-transferable and non-qualified stock option (the "Option") to acquire up to Two Million Two Hundred and Fifty Thousand (2,250,000) shares of the Issuer's common stock (collectively, the "Option Shares") pursuant to the terms of the Issuer's Amended and Restated 2000 Stock Option Plan (the "Plan").

         RECITALS

                  WHEREAS, the Issuer has adopted and the shareholders of the Issuer have approved the Plan, pursuant to which the Issuer is authorized to grant stock options to employees of the Issuer;

                  WHEREAS, Employee has received and reviewed a copy of the Plan, a copy of which is attached hereto and made a part hereof as Exhibit "A";

                  WHEREAS, Employee has entered into an Employment Agreement with the Issuer of even date herewith to serve of the Issuer's Director of Strategic Planning (the "Employment Agreement"); and

         WHEREAS, the Board of Directors of the issuer believes it to be in the best interests of the Issuer to reward and create, through the grant of the Option, an additional incentive for the Employee's continued employment with the Issuer.

         NOW THEREFORE, in consideration of the premises and intending to be legally bound, the parties agree as follows:

         AGREEMENT

         1. Grant of Option.

                  The Issuer hereby grants to Employee, effective as of the date hereof, the Option (the "Grant Date"), upon the terms and subject to the conditions set forth in this Option Agreement, to purchase the Option Shares, at a per share exercise price equal to fifteen cents ($0.15) per share (the "Exercise Price"). The Option granted to Employee pursuant to this Agreement shall be granted pursuant to the Plan as a non-qualified stock option and is not intended to qualify as an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986, as amended.

         2. Administration.

                  The Plan provides that the Plan Administrator shall be the Board of Directors of the Issuer (the "Administrator"). Subject to the provisions of the Plan, the Administrator shall have sole authority and discretion to construe and interpret the Plan and of this Option Agreement and the Option granted and to make all of the determinations necessary or advisable for administration of the Plan and this Option The interpretation and construction by the Administrator of any provision of the Plan, or of this Option Agreement, shall be final and binding upon all parties. No member of the Board shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or this Agreement.
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         3. Term of Option.

                  The Option shall terminate and expire at 5:00 p.m., Pacific Standard Time, upon the first to occur of either of the following (the "Option Expiration Date"):

                           (a) the third anniversary of the "Effective Date" of
the "Registration Statement", as such terms are defined in Section 8 below;

                           (b) one year after the date Employee's employment
with the Issuer terminates for whatever reason; or

                           (c) March 8, 2014.

                  Upon the occurrence of the Option Expiration Date no further Options may be exercised and all unexercised Options shall automatically expire and be of no further force or effect.

         4. Vesting of Option.

                  The Option shall fully vest and be fully exercisable as of the Effective Date; provided, however, that no portion of any vested Option may be exercised unless and until any then-applicable requirements of all state and federal securities laws shall have been fully complied with to the reasonable satisfaction of the Issuer and its counsel.

         5. Exercise of Option.

                  There is no obligation to exercise the Option, but any Option Shares may be exercised in whole or in part at any time or from time to time on or prior to the Option Expiration Date. The Option must be exercised by delivery to the Issuer of:

                           (a) written notice of exercise in substantially the
form of Exhibit "B" attached to this Option; and

                           (b) payment of the Exercise Price of the Option
Shares pursuant to Section 6.

                  Upon receipt of the foregoing, the Issuer shall promptly issue in the name of the Employee one or more stock certificates evidencing the Option Shares issued pursuant to such exercise and deliver such certificate(s) to the Employee in such denominations as the Employee shall request. Notwithstanding anything to the contrary contained elsewhere herein, no portion of the Option may be exercised prior to the Effective Date, as such term is defined pursuant to Section 8 below.

             6. Delivery of Shares; Payment of Exercise Price.



                  Payment of the Exercise Price shall be made in United States currency by wire transfer to an account designated by the Issuer or by cash or by delivery of a certified check, bank draft or postal or express money order payable to the order of the Issuer or such other manner as may be permissible under the Plan and expressly approved by the Administrator.

         7. Restrictions on Transfer of Option and Option Shares.

                  This Option is non-transferable and Employee may not offer, sell, transfer, pledge, hypothecate or assign either by operation of law or otherwise ("Transfer") all or any portion of the Option or the Option Shares prior to their exercise. In addition, the Employee may not Transfer all or any portion of the Option Shares except pursuant to a registration statement which has become effective and is current under the Act or pursuant to a specific exemption from the registration requirements of the Act and then with the written opinion of legal counsel acceptable to the Issuer to such effect. Any purported transfer of all or any portion of the Option or the Option Shares in violation of this Section shall be null and void.

            8. Registration Rights.

                  The Issuer has agreed, subject to the requirements and restrictions of the Act to include the issuance and sale of the Options and Option Shares under the Plan in a Form S-8 registration statement under the Act (the "Registration Statement"). The Issuer has agreed to utilize its best commercially reasonable efforts to (i) file the Registration Statement with the Securities and Exchange Commission (the "SEC") as soon as practicable after the Grant Date which shall be within ninety (90) days after the Grant Date, and (ii) to take such further actions and file such amendments to the Registration Statement as may be necessary so that the Registration Statement is deemed or declared effective by the SEC as soon as reasonably practicable after the filing thereof (the "Effective Date"). The Employee shall cooperate with the Issuer in connection with the preparation, filing and effectiveness of the Registration Statement and shall take such actions as are reasonably requested by the Issuer in connection therewith.

         9. No Rights as Stock Holder.

                  Employee shall have no rights as a stockholder of the Issuer with respect to the Option Shares until the date the exercise notice is received by the Issuer together with payment (the "Exercise Date"). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the Exercise Date.

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         10. Taxes.

                  Employee agrees to be responsible for all United States, Canadian, federal, state, provincial or local taxes arising out of or relating to Issuer's grant or Employee's exercise of the Option, including but not limited to any employer or employee withholding taxes which may become due with respect thereto ("Taxes") and agrees to indemnify the Issuer against any claims, losses, damages, charges or judgments or any kind whatsoever relating to such Taxes. Issuer shall be entitled to deduct from Employee's salary withholding taxes, if any, due upon the exercise of all or any portion of the Option at the applicable rate.

         11.      Adjustment.

                  Subject in all events to the provisions of the Plan:

                           (a) If outstanding shares of the Common Stock of the
Issuer shall be subdivided into a greater number of shares, or a dividend in Common Stock or other securities of the Issuer convertible into or exchangeable for Common Stock (in which latter event the number of shares of Common Stock issuable upon the conversion or exchange of such securities shall be deemed to have been distributed), shall be paid or distributed in respect to the Common Stock of the Issuer, the number of Option Shares for which this Option may be exercised immediately prior to such subdivision or at the record date of such dividend shall, simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend or other distribution, be proportionately increased, and conversely, if outstanding shares of the Common Stock of the Issuer shall be combined into a smaller number of shares, the number of Option Shares for which this Option may be exercised prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately decreased. Any adjustment to the Option Shares under this
Section 11(a) shall become effective at the close of business on the date the subdivision or combination referred to herein becomes effective.

                  (b) In the event of any recapitalization, consolidation, merger or reorganization ("Reorganization"), where the Issuer shall not be the surviving entity the Employee of the Options shall at the sole discretion of the Issuer be entitled to either (1) receive, and provision shall be made therefore in any agreement relating to any such Reorganization, upon exercise of the Option the kind and number of shares of Common Stock or other securities or property (including cash) of the Issuer, which the Employee would have received in connection with the Reorganization as the Employee of the number of shares of Common Stock into which the Option could have been exercised in full immediately prior to such Reorganization; and in any such case appropriate adjustment shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the Employees, to the end that the provisions set forth herein (including the specified changes and other adjustments to the number of Option Shares) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares, to such other securities or property thereafter receivable upon issuance of the Option Shares or (b) no less than thirty (30) days prior notice of such Reorganization, during which time the Employee may elect to exercise all Options which have then vested. In such event all unexercised Options shall expire upon the consummation of the Reorganization. The provisions of this Section 11(b) shall similarly apply to successive Reorganizations. For purposes of this Section 11, the term "Reorganization" shall include the acquisition of the Issuer by another entity by means of a merger, consolidation or other reorganization.

                  (c) In addition to the adjustments to the number of Option Shares or other property receivable upon exercise of the Options as provided in Sections 11(a) and (b) above, the Exercise Price per Option Share shall be appropriately adjusted so that the aggregate exercise price shall remain constant.

         12. Modification.

                  The Administrator may, in its sole discretion and subject to the provisions of the Plan, modify, extend or renew the Option or accept the surrender of, and authorize the grant of a new option in substitution for the Option (to the extent not previously exercised).

         13. General Provisions.

                  (a) Further Assurances. Employee shall promptly take all actions and execute all documents requested by the Issuer, which the Issuer deems to be reasonably necessary to effectuate the terms and intent of this Option.

                  (b) Notices. All notices, requests, demands and other communications under this Option shall be in writing and shall be given to the parties hereto as follows:

                           If to the Issuer, to:


                           Avenue Group, Inc.
                           15303 Ventura Blvd.
                           Suite 900
                           Sherman Oaks, CA 91403
                           Attention: Jonathan Herzog


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                           If to Employee, to:


                           Steven Gordon
                           The Regional Group Companies, Inc.
                           200 Catherine Street, 6th Floor
                           Ottawa, Ontario, Canada K2P 2K9

         or at such other address or addresses as may have been furnished by either party in writing to the other party hereto. Any such notice, request, demand or other communication shall be effective (i) if given by mail, two days after such communication is deposited in the mail by first-class certified mail, return receipt requested, postage prepaid, addressed as aforesaid, or (ii) if given by any other means, when delivered at the address specified in this subparagraph (b).

                  (c) Governing Law, Resolution of Disputes.

                           (i) This Option Agreement shall be governed by and
construed in accordance with the Laws of the State of California applicable to contracts made in, and to be performed in, that state.

                           (ii) The parties hereto agree that all disputes
arising out of or relating to this Option Agreement, including but not limited to the interpretation or enforcement of any the terms hereof (the "Dispute") shall be adjudicated in accordance with the terms of Section 14 of the Employment Agreement.

         BY INITIALING IN THE SPACE BELOW, THE ISSUER AND THE EMPLOYEE ARE AGREEING TO HAVE ANY DISPUTE ARISING OUT THIS OPTION AGREEMENT DECIDED BY NEUTRAL ARBITRATION AS PROVIDED BY THE LAWS OF THE STATE

         OF CALIFORNIA PURSUANT TO THE TERMS OF THE "ARBITRATION OF DISPUTES" PROVISION OF THE EMPLOYMENT AGREEMENT AND THE ISSUER AND THE COMPANY ARE GIVING UP ANY RIGHTS THEY MIGHT POSSESS TO HAVE THE DISPUTE LITIGATED IN A COURT OR JURY TRIAL. BY INITIALING IN THE SPACE BELOW THE ISSUER AND THE EMPLOYEE ARE GIVING UP THEIR RESPECTIVE JUDICIAL RIGHTS TO DISCOVERY AND APPEAL, UNLESS THOSE RIGHTS ARE SPECIFICALLY INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION OF THE EMPLOYMENT AGREEMENT. IF EITHER PARTY REFUSES TO SUBMIT TO ARBITRATION AFTER AGREEING TO THIS PROVISION, SUCH PARTY MAY BE COMPELLED TO ARBITRATE UNDER THE AUTHORITY OF THE LAWS OF THE STATE OF CALIFORNIA. THE EMPLOYEE AGREES THAT EMPLOYEE'S AGREEMENT TO THIS ARBITRATION PROVISION IS VOLUNTARY.

         WE HAVE READ AND UNDERSTAND THE FOREGOING AND AGREE TO SUBMIT DISPUTES ARISING OUT OF THE MATTERS INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION OF THE EMPLOYMENT AGREEMENT TO NEUTRAL ARBITRATION.

         EMPLOYEE'S  INITIALS               ______

         ISSUER'S INITIALS                  ______

                  (d) Amendment; Waiver. This Option Agreement shall be binding upon and inure to the benefit of the Employee and the Issuer and their respective successors, heirs and personal representatives. No provision of this Option Agreement may be amended or waived unless in writing signed by the Employee and the Issuer. Waiver of any one provision of this Option Agreement shall not be deemed to be a waiver of any other provision.

                  (e) Time is of the Essence. All times and dates in this Option Agreement and each and every provision hereof in which time is an element are of the essence; provided, however, that if the time period for exercising any right, option or election provided in this Option Agreement or the time period for the performance of any act required under this Option Agreement falls on a Saturday, Sunday or legal or bank holiday, then such time period shall be automatically extended through the close of business on the next regularly scheduled business day.

                  (f) Counterparts. This Option Agreement may be executed in two
(2) or more counterparts, each of which shall be considered an original and all of which shall be considered one and the same agreement and shall become effective when two (2) or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.


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                  (g) Severability. If any term or other provision of this
Option Agreement is invalid, illegal or unenforceable, all other provisions of this Option Agreement shall remain in full force and effect so long as the economic or legal substance of the Agreement is not affected in any manner materially adverse to any party. In the event that the enforceability of any non-competition or similar covenants contained in this Option Agreement is called into question as the result of time, geographical or other applicable limitations specified in such covenants, such time, geographical or other applicable limitations shall be deemed modified to the minimum extent necessary to render the applicable provisions of such covenants enforceable.

                  (h) Construction; Interpretation. The headings contained in this Option Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Option Agreement. Article, Section, Schedule, Exhibit, recital and party references are to this Option Agreement unless otherwise stated. No party, nor the counsel of such party, shall be deemed the drafter of this Option Agreement for purposes of construing the provisions of this Option Agreement, and all provisions of this Option Agreement shall be construed in accordance with the fair meaning of such provisions, and not strictly for or against any party. Except as defined herein, capitalized terms shall have the meaning ascribed to them in the Plan.

                  (i) Entire Agreement; Amendments and Waivers. The terms and conditions of this Option Agreement are in all respects governed by and subject to the terms of the Plan. In the event of a conflict between the terms of this Option Agreement and the terms of the Plan the terms of the Plan shall be deemed to prevail. Expressly subject to the foregoing, this Option Agreement along with
Section 14 of the Employment Agreement, together with all Schedules and Exhibits hereto, constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. No supplement, modification or waiver of this Option Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Option Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.



         IN WITNESS WHEREOF, the Issuer has caused this Option Agreement to be executed as of the date first above written.



         AVENUE GROUP, INC.



         /s/ Jonathan Herzog
         ---------------------------------
         By:      Jonathan Herzog
         Its:     Executive Vice President



         AGREED TO AND ACCEPTED THIS
          8th  DAY OF MARCH, 2004.



         /s/ Steven Gordon
         ---------------------------------
         Steven Gordon


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                                   EXHIBIT "B"


                               NOTICE OF EXERCISE


         (To be signed only upon exercise of the Option)


         To:  Avenue Group, Inc.

                  The undersigned hereby irrevocably elects to exercise at fifteen cents ($0.15) per share the purchase right represented by the Option purchased by the undersigned pursuant to that Option Agreement dated March __, 2004 and to purchase thereunder _______ shares (the "Option Shares") of Common Stock of Avenue Group, Inc., a Delaware corporation (the "Issuer") for the aggregate sum of $___________. In connection therewith enclosed is a check payable to the Issuer in the sum of $___________ reflecting the full exercise price for the Option Shares.



                  By: _______________________________